Rule 497(k)

File No. 333-143964

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)

FIRST TRUST CLOUD COMPUTING ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 1, 2019

DATED MAY 28, 2019

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, on or about June 24, 2019, the index which the Fund seeks to track will change its name from “ISE Cloud Computing™ Index” to “ISE CTA Cloud Computing Index™” (the “Index”) and the Index methodology will change as described below.

The Index is designed to provide a benchmark for investors interested in tracking companies involved in the cloud computing industry. The cloud computing industry is a group of companies that offers Internet and technology products, services, support and applications delivered via the Internet. In addition, securities included in the Index must have a minimum capitalization of $500 million.

To be eligible for inclusion in the Index, a security must be classified as a cloud computing company defined by the Consumer Technology Association (“CTA”) in at least one of the three following categories:

•	Infrastructure-as-a-Service (“IaaS”), which comprises companies that deliver cloud computing infrastructure – servers, storage, and networks – as an on-demand service;
•	Platform-as-a-Service (“PaaS”), which comprises companies that deliver a platform for the creation of software in the form of virtualization, middleware, and/or operating systems, which is then delivered over the Internet; and
•	Software-as-a-Service (“SaaS”), which comprises companies that deliver software applications over the Internet.

The Index employs a modified equal-weighted methodology to determine a security’s “Cloud Score.” At every Index rebalance, each security receives a score of 3 if it is classified as IaaS, 2 if it is classified as PaaS and 1 if it is classified as SaaS. A security may be classified as being in more than one of the above categories. Each company’s Cloud Score is then summed and the sum is divided by the total sum of the Cloud Scores of all securities in the Index to determine the weight of each security. The maximum weight for a single security is 4.5%.

The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE